Exhibit 10.1

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (this “Amendment”), effective as of March 14, 2016, is made by and between Viking Therapeutics, Inc. (the “Company”) and Brian Lian, Ph.D. (“Executive”).

Recitals

Whereas, the Company and Executive are parties to that certain Employment Agreement, effective as of June 2, 2014, by and between the Company and Executive (the “Agreement”); and

Whereas, the Company and Executive wish to amend the Agreement as set forth herein.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and in reliance on the recitals set forth above, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

Agreement

1.The second sentence of Section 2(b) of the Agreement is hereby amended and restated in its entirety as follows: “Executive’s target Annual Bonus, to the extent earned, will be fifty percent (50%) of Executive’s Base Salary in effect on June 30th of such calendar year.”.

2.The validity, interpretation, construction, and performance of this Amendment shall be governed by the laws of the State of California (excluding any that mandates the use of another jurisdiction’s laws). The enforcement of an arbitration award, or any other action in connection with this Amendment, only may be brought in the courts of the County of San Diego, State of California or federal courts situated within the County of San Diego, State of California.

3.The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability of any other provision of this Amendment, which shall remain in full force and effect.

4.This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute the same instrument.

5.Except as modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

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In Witness Whereof, this Amendment is effective as of the date first above written.

VIKING THERAPEUTICS, INC.

By:	/s/ Michael Morneau
Name: Michael Morneau
Title: Chief Financial Officer

/s/ Brian Lian, Ph.D.
Brian Lian, Ph.D.